UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 16, 2008

     Accelerated Building Concepts Corporation

(Exact name of registrant as specified in its charter)

     Delaware

(State or Other Jurisdiction of Incorporation)

1-11873	13-3886065
(Commission File Number)	(IRS Employer Identification No.)

8427 South Park Circle. Suite 150, Orlando, Florida	32819
(Address of Principal Executive Offices)	(Zip Code)

      (407) 859-3883

Registrant’s telephone number, including area code

______________________________________________

 (Former name or Former Address, If Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 16, 2009, the Company terminated its relationship with Liebman Goldberg & Drogin, LLP. A new firm has not been determined at this time.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On January 6, 2009, the Company was notified by Liebman Goldberg & Drogin, LLP, its independent accountants, that an audit report issued by a representative of the firm, under the firm’s name, which was not authorized by the firm, and therefore withdraws their report for the period ending December 31, 2007.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements

     Not applicable.

(b)          Pro Forma Financial Information

          Not applicable.

(c)          Exhibits:

          Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATED BUILDING CONCEPTS CORPORATION

/s/ Joseph Sorci
Joseph Sorci
Chief Executive Officer

Date: January 16, 2009